INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL
Intangible assets and goodwill
Intangible assets with indefinite lives
Intangible assets with indefinite lives acquired through business combination transactions are measured at fair value at the date of acquisition. These assets are not subject to amortisation but are tested for impairment annually at the CGU level or more frequently if facts and circumstances indicate an impairment may exist. In addition to the annual impairment test, the assessment of indefinite lives is also reviewed annually.
Franchise intangible assets
The Group’s bottling agreements contain performance requirements and convey the rights to distribute and sell products within specified territories. The Group’s agreements with TCCC for each of its territories have terms of 10 years and expire on 28 May 2026, with each containing the right for the Group to request a 10 year renewal. While these agreements contain no automatic right of renewal beyond that date, the Group believes that its interdependent relationship with TCCC and the substantial cost and disruption to TCCC that would be caused by non-renewal ensure that these agreements will continue to be renewed and, therefore, are essentially perpetual. The Group has never had a bottling agreement with TCCC terminated due to non-performance of the terms of the agreement or due to a decision by TCCC to terminate an agreement at the expiration of a term. After evaluating the contractual provisions of bottling agreements, the Group’s mutually beneficial relationship with TCCC and history of renewals, indefinite lives have been assigned to all of the Group’s franchise intangible assets.
Goodwill
Goodwill is initially measured as the excess of the total consideration transferred over the amount recognised for net identifiable assets acquired and liabilities assumed in a business combination. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the gain is recognised in the consolidated income statement as a bargain purchase. Goodwill is not subject to amortisation. It is tested annually for impairment at the CGU level or more frequently if events or changes in circumstances indicate that it might be impaired. Goodwill acquired in a business combination is allocated to the CGU that is expected to benefit from the synergies of the combination irrespective of whether a CGU is part of the business combination.
Intangible assets with finite lives
Intangible assets with finite lives are measured at cost of acquisition or production and are amortised using the straight-line method over their respective estimated useful lives. Finite lived intangible assets are assessed for impairment whenever there is an indication that they may be impaired. The amortisation period and method are reviewed annually.
Internally generated software
The Group capitalises certain development costs associated with internally developed software, including external direct costs of materials and services and payroll costs for employees devoting time to a software project and any such software acquired as part of a business combination. Development expenditure is recognised as an intangible asset only after its technical feasibility and commercial viability can be demonstrated. When capitalised software is not integral to related hardware it is treated as an intangible asset; otherwise it is included within property, plant and equipment. The estimated useful life of capitalised software is five to seven years. Amortisation expense for capitalised software is included within administrative expenses and was €44 million, €43 million and €38 million for the years ended 31 December 2019, 31 December  2018 and 31 December 2017, respectively.
Customer relationships
The Group acquired certain customer relationships in connection with the acquisitions of the Norway and Sweden bottling operations from TCCC in 2010 and the Merger with CCIP and CCEG in 2016. These customer relationships were recorded at their fair values on the date of acquisition, and they are amortised over an estimated economic life of 20 years. The fair values were determined using a “with and without” valuation technique, which compares the revenues with all assets of the business in place, to a “without” scenario, which assumes the customer relationship asset and related revenues do not exist and must be rebuilt over time. Amortisation expense for these assets is included within administrative expenses and was €8 million, €8 million and €9 million for the years ended 31 December 2019, 31 December 2018 and 31 December 2017, respectively.
Balances and movements in intangible assets and goodwill
The following table summarises the movements in the carrying amounts of intangible assets and goodwill for the periods presented:

	Franchise intangible	Software	Customer relationships	Assets under construction	Total intangibles	Goodwill
Cost:	€ million	€ million	€ million	€ million	€ million	€ million
As at 31 December 2017	8,109	267	162	10	8,548	2,520
Additions	—	32	—	43	75	—
Disposals	—	(4)	—	—	(4)	—
Transfers and reclassifications	—	1	—	(1)	—	—
Currency translation adjustments	(25)	4	—	—	(21)	(2)
As at 31 December 2018	8,084	300	162	52	8,598	2,518
Additions	1	30	—	64	95	—
Disposals	—	(14)	(1)	—	(15)	—
Transfers and reclassifications	—	12	—	(12)	—	—
Currency translation adjustments	80	5	—	—	85	2
As at 31 December 2019	8,165	333	161	104	8,763	2,520
Accumulated amortisation:
As at 31 December 2017	—	(145)	(19)	—	(164)	—
Amortisation expense	—	(43)	(8)	—	(51)	—
Disposals	—	3	—	—	3	—
Currency translation adjustments	—	(2)	—	—	(2)	—
As at 31 December 2018	—	(187)	(27)	—	(214)	—
Amortisation expense	—	(44)	(8)	—	(52)	—
Disposals	—	13	1	—	14	—
Currency translation adjustments	—	(4)	(1)	—	(5)	—
As at 31 December 2019	—	(222)	(35)	—	(257)	—
Net book value:
As at 31 December 2017	8,109	122	143	10	8,384	2,520
As at 31 December 2018	8,084	113	135	52	8,384	2,518
As at 31 December 2019	8,165	111	126	104	8,506	2,520

Impairment testing
Each CGU is tested for impairment annually in the fourth quarter or whenever there is an indication of impairment. The recoverable amount of each CGU is determined through a value in use calculation. To determine value in use for a CGU, estimated future cash flows are discounted to their present values using a pre-tax discount rate reflective of the current market conditions and risks specific to each CGU. If the carrying value of a CGU exceeds its recoverable amount, the carrying value of the CGU is reduced to its recoverable amount and impairment charges are recognised immediately within the consolidated income statement. Impairment charges other than those related to goodwill may be reversed in future periods if a subsequent test indicates that the recoverable amount has increased. Such recoveries may not exceed a CGU’s original carrying value less any depreciation that would have been recognised if no impairment charges were previously recorded.
The Group’s CGUs are based on geography and generally represent the individual territories in which the Group operates. For the purposes of allocating intangibles, each franchise intangible asset is allocated to the geographic region to which the agreement relates and goodwill is allocated to each of the CGUs expected to benefit from a business combination, irrespective of whether other assets and liabilities of the acquired businesses are assigned to the CGUs. The following table identifies the carrying value of goodwill and indefinite-lived intangible assets attributable to each significant CGU of the Group. In addition to the significant CGUs of the Group, as at 31 December 2019 the Group had other CGUs with total franchise intangible assets of €1,100 million and goodwill of €297 million, which includes €218 million related to goodwill allocated from the Merger.

	31 December 2019		31 December 2018
	Franchise intangible	Goodwill	Franchise intangible	Goodwill
Cash generating unit	€ million	€ million	€ million	€ million
Iberia	4,289	1,275	4,289	1,275
Great Britain	1,716	200	1,632	200
Germany	1,060	748	1,060	748

The recoverable amounts of each CGU were determined through a value in use calculation, which uses cash flow projections for a five year period. The key assumptions used in projecting these cash flows were as follows:

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Discount rate: A weighted average cost of capital was applied specific to each CGU as a hurdle rate to discount cash flows. The discount rates represent the current market assessment of the risks specific to each CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates. The following table summarises the pre-tax discount rate attributable to each significant CGU.

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Growth rate: Cash flows were projected for five years based on the Group’s three year business plans approved by the Board. Cash flows for the fourth year were projected using compound annual growth rates over the preceding three years, and cash flows for a fifth year and beyond the five year period were projected using a terminal growth rate of 2%, consistent with prior year increases.

•
Gross and operating margins: Gross and operating margins are based on the business plans approved by the Board. Key assumptions are made within these plans about volume, pricing, discounts and costs based on historical data, current strategy and expected market trends.

	31 December 2019	31 December 2018
	Pre-tax discount rate
Cash generating unit	%	%
Iberia	9	10
Great Britain	10	10
Germany	9	9

The Group did not record any impairment charges as a result of the tests conducted in 2019 and 2018. The Group’s Great Britain CGU has substantial headroom when comparing the estimated value in use calculation of the CGU versus the CGU’s carrying value.
For the Group’s Germany and Iberia CGUs, the headroom in the 2019 impairment analysis was approximately 110% and 50% of carrying value, respectively, which is representative of the fact that the net assets of Germany and Iberia were subject to acquisition accounting and fair valued based upon operating plans and macroeconomic conditions present at the time of the Merger. As a result, should operating results or macroeconomic conditions deteriorate versus those utilised to fair value the assets, an impairment of the acquired assets could result in the future.
The calculation of value in use is most sensitive to the discount rate and terminal growth rate assumptions. For the Iberia CGU, the Group estimates that a 2.5% increase in the discount rate, or a reduction in terminal growth rates of 3.5%, would eliminate existing headroom. The Group estimates that for the Germany CGU, an approximate 4.0% increase in the discount rate, or a 5.5% reduction in terminal growth rates, would eliminate existing headroom.